THE MANAGERS FUNDS

                   MONEY MARKET FUND
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	      STATEMENT OF ADDITIONAL INFORMATION

       DATED APRIL 2, 2001, as supplemented September 10, 2001
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You can obtain a free copy of the Prospectus of Managers Money Market Fund
(the "Fund") by calling The Managers Funds LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund's Prospectus.

The Financial Statements of the Fund, including the Report of Independent Accountants, for the fiscal year ended November 30, 2000 are included in the Fund's Annual Report and are available without charge by calling The Managers Funds LLC at (800) 835-3879. They are incorporated by reference to this document.

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TABLE OF CONTENTS
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GENERAL INFORMATION                                                     3
INVESTMENT OBJECTIVES AND POLICIES                                      3
  Investment Techniques and Associated Risks                            3
  Quality and Diversification Requirements for the Portfolio           12
  Fundamental Investment Restrictions of the Fund                      12
  Non-Fundamental Investment Restrictions of the Fund                  13
  Fundamental Investment Restrictions of the Portfolio                 13
  Non-Fundamental Investment Restrictions of the Portfolio             15
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                            16
  Trustees' Compensation                                               18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                    18
  Control Persons                                                      18
  Management Ownership                                                 18
MANAGEMENT OF THE FUND AND THE PORTFOLIO                               19
  Investment Advisor of the Portfolio                                  19
  Compensation of Investment Advisor                                   19
  Administrative Services for the Portfolio                            19
  Administrative and Distribution Services for the Fund                20
  Fee Waivers and Expense Limitations                                  20
  Custodian and Accounting Agent                                       20
  Transfer Agent                                                       21
  Financial Professionals                                              21
  Independent Accountants                                              21
PURCHASE, REDEMPTION AND PRICING OF SHARES                             21
  Purchasing Shares                                                    21
  Redeeming Shares                                                     22
  Exchange of Shares                                                   23
  Net Asset Value                                                      23
  Dividends and Distributions                                          23
CERTAIN TAX MATTERS                                                    24
  Federal Income Taxation of Fund-in General                           24
  Federal Income Taxation of Shareholders                              24
  Foreign Shareholders                                                 24
  State and Local Taxes                                                25
  Other Taxation                                                       25
PERFORMANCE DATA                                                       25
  Yield Quotations                                                     25
  Total Return Quotations                                              25
  General                                                              25
  Portfolio Transactions                                               26
  Massachusetts Business Trust                                         27
  Description of Shares                                                27
  Additional Information                                               29
FINANCIAL STATEMENTS                                                   29
DESCRIPTION OF SECURITY RATINGS                                        30
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                          GENERAL INFORMATION

	This Statement of Additional Information relates only to MANAGERS MONEY MARKET FUND (the "Fund"). The Fund is a series of shares of beneficial interest of THE MANAGERS FUNDS, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust").

	This Statement of Additional Information describes the financial history, management and operation of the Fund, as well as the Fund's investment objectives and policies. It should be read in conjunction with the Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, Connecticut 06854.

	Since December 1, 1995, the Fund has operated through a two-tiered master-feeder investment fund structure. Historical information for the Fund contained in this Statement of Additional Information may include information prior to December 1, 1995.

	The Fund invests all of its investable assets in the Institutional Class Shares of the JPMorgan Prime Money Market Fund (the "Portfolio"), a separate registered open-end management investment company. The Portfolio is a series of Mutual Fund Trust, a business trust organized under the laws of The Commonwealth of Massachusetts. The investment advisor of the Portfolio is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or the "Advisor").

	Investments in the Fund are not:
		*Deposits or obligations of any bank;
		*Guaranteed or endorsed by any bank; or
		*Federally insured or guaranteed by the Federal
		 Deposit Insurance Corporation, the Federal
		 Reserve Board or any other federal agency.

                 INVESTMENT OBJECTIVES AND POLICIES

	The following is additional information regarding the investment objectives and policies used by the Fund in an attempt to achieve the objective as stated in its current Prospectus. The Portfolio is an open-end, diversified management investment company having substantially the same investment objective and policies as the Fund.

	The Fund is designed for investors who seek to maximize current income consistent with the preservation of capital and same day liquidity. The Fund seeks to achieve this objective by investing all of its investable assets in the Portfolio.

	The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months.

INVESTMENT TECHNIQUES AND ASSOXIATED RISKS

	The following are descriptions of the types of money market instruments that may be purchased by the Portfolio. Also see "Quality and Diversification Requirements of the Portfolio."

		(1)	U.S. Treasury Securities.  The Portfolio may invest in
direct obligations of the U.S. Treasury.  These obligations include
Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the United States.

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	ADDITIONAL U.S. GOVERNMENT SECURITIES.  The Portfolio may invest in obligations issued or guaranteed by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United
States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee
Valley Authority, the Federal Home Loan Mortgage Corporation, the
Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

		(2)	Foreign Government Obligations.  The Portfolio,
subject to its applicable investment policies, may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities must be denominated in U.S. Dollars.

		(3)	Bank Obligations.  The Portfolio, unless otherwise
noted, may invest in negotiable certificates of deposits, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under laws of the United States or any state; (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros); and (iii) U.S. branches of foreign banks of equivalent size (Yankees).
The Portfolio will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development
Bank, or the World Bank).

		COMMERCIAL PAPER. The Portfolio may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and The Chase Manhattan Bank ("Chase") acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Chase or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Chase, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Chase. Since master demand obligations typically are not rated by credit rating agencies, the Portfolio may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. The Portfolio does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Chase to whom Chase, in its capacity as a commercial bank, has made a loan.

		ASSET BACKED SECURITIES.   The Portfolio may also invest in
securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security

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varies with the prepayment experience of the underlying obligations.  Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.
Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

	REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Portfolio to the seller.

	The Portfolio will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolio in the agreement plus accrued interest, and the Portfolio will make payment for such securities only upon the physical delivery or upon evidence of book entry transfer to the account of the custodian of the Portfolio. The Portfolio will be fully collateralized within the meaning of paragraph (a) (4) of Rule 2a-7 under the Investment
Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Portfolio may be delayed or limited.

	(4)	Foreign Securities.  The Portfolio may invest in
foreign securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

	Investors should be aware that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect the Portfolio's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility.

	(5)	Municipal Obligations.  The Portfolio may invest
in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. High quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees of the Portfolio has determined that Municipal Obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa.

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	MUNICIPAL BONDS.  The Portfolio may invest in municipal
bonds issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations. These municipal bonds and notes will be taxable securities; income generated from these instruments will be subject to federal, state and local taxes.

	Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

	MUNICIPAL NOTES. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

	Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

	Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

	(6)  	When-Issued and Delayed Delivery Securities.
The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed-income securities, no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of the securities in determining its net asset value, if applicable, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with its custodian a segregated account with liquid assets consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

	(7)  	Investment Company Securities.  Securities of
other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (e.g., the Portfolio). As a shareholder of another investment company, the Fund or the Portfolio would bear, along with other shareholders, its pro rata portion

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of the other investment company's expenses, including advisory fees.
These expenses would be in addition to the advisory and other expenses that the Fund or the Portfolio bears directly in connection with its operations.

	(8)  	Reverse Repurchase Agreements.  The Portfolio
may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio, and, therefore, a form of leverage. Leverage may cause any gains or losses for the Portfolio to be magnified. The Portfolio will invest the proceeds of the borrowings under reverse repurchase agreements. In addition, except for liquidity purposes the Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Market Fund's ability to maintain a net asset value of $1.00 per share. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33% of the Portfolio's total assets.

	(9)  	Securities Lending.  Subject to applicable
investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33% of the value of its total assets. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. Loans of Portfolio securities may be considered extensions of credit by the Portfolio. The risks to the Portfolio with respect to borrowers of its Portfolio securities are similar to the risks to the Portfolio with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements." The Portfolio will not lend its securities to any officer, Trustee, Member of the Advisory Board, Director, employee, or other affiliate of the Portfolio, the Advisor or Funds Distributor, Inc. unless otherwise permitted by applicable law.

	(10) Structured Products. The Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

	The Portfolio is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. The Portfolio's purchase of subordinated structured products will not be deemed to be leverage for purpose of the Portfolio's fundamental investment limitation related to borrowing and leverage.

	Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is

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no active trading market for structured products. As a result, certain structured products in which the Portfolio invest may be deemed illiquid and subject to its limitation on illiquid investments.

	Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there may be no active trading market for structured products.

	(11)  Forward Commitments.  The Portfolio may
purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Portfolio's assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased.
When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

	Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses which are not exempt from federal, state or local taxation. Forward commitments involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral in completing the transaction.

	To the extent the Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

	(12) Stand-By Commitments. When the Portfolio purchases securities it may also enter into put transactions, including those referred to as stand-by commitments, with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at the Portfolio's option a specified security at a specified price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

	The amount payable to the Portfolio upon its exercise of a stand-by commitment with respect to a Municipal Obligation normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid by the Portfolio on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at

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amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Portfolio values stand-by commitments at zero for purposes of computing its net asset value per share.

	The stand-by commitments that may be entered into by the Portfolio are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of the Portfolio will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

	(13)  Floating and Variable Rate Securities and
Participation Certificates. The Portfolio may invest in floating and variable rate securities. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The floating or variable rate demand instruments in which the Portfolio may invest are payable on demand on not more than seven calendar days' notice.

	The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London
Interbank Offered Rate), as provided in the respective instruments. The Portfolio will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Portfolio in order to minimize credit risks.

	The Board of Trustees of the Portfolio may determine that an unrated floating or variable rate security meets the Portfolio's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees of the Portfolio will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet the Portfolio's high quality criteria. If an instrument is ever deemed to fall below the Portfolio's high quality standards, either it will be sold in the market or the demand feature will be exercised.

	The securities in which the Portfolio may invest include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"), and certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Portfolio has determined meets the prescribed quality standards for the Portfolio.

	The Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by the Portfolio. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Portfolio will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Portfolio retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. The Portfolio's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

        JPMFAM has been instructed by the Board of Trustees of the Portfolio to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Portfolio, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although these instruments may be sold by the Portfolio, it is intended that they be held until maturity. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate Municipal Obligations is tax exempt.

	Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. The Portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

	The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolio's dollar-weighted average portfolio maturity.

	(14) Tender Option Floating or Variable Rate
Certificates. The Portfolio may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolio, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

	(15)  Zero Coupon and Stripped Obligations.  The
Portfolio may invest up to 20% of its total assets in such stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program.
Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.
The Portfolio may also invest in zero coupon obligations. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

	Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

	(16) Custodial Receipts. The Portfolio may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U. S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

	(17) Funding Agreements. The Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser. Funding agreements generally will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there generally is no active secondary market for these investments, a funding agreement may be deemed to be illiquid.

	(18) Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Portfolio may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus. The Portfolio may not acquire illiquid holdings if, as a result thereof, more than 10% of the Portfolio's total assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933
Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within 7 days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

	The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Portfolio's Trustees. The Portfolio's Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

	As to illiquid investments, the Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

	(19)	Synthetic Instruments.  The Portfolio may invest
in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Advisor will review the structure of Synthetic Instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities."

QUALITY AND DIVERSIFICATION REQUIREMENTS FOR THE PORTFOLIO

	The Portfolio intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

	At the time the Portfolio invests in any taxable commercial paper, master demand obligations, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Services or Standard & Poor's Corporation. The issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in JPFAM's opinion.

	In order to achieve its investment objective and maintain a stable asset value, the Portfolio will (i) with respect to 75% of the Portfolio's assets, limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

	In addition, the Board of Trustees of the Portfolio has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 60 days and to invest only in securities with a remaining maturity of not more than 397 days; and (iii) require the Portfolio, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

	The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund:

(1)	May not make any investment inconsistent with the Fund's
classification as a diversified investment company under the Investment Company Act of 1940;

(2)	May not purchase any security which could cause the Fund to
concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.
This restriction does not apply to instruments considered to be domestic bank money market instruments;

(3)	May not issue senior securities, except as permitted under the
Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(4)	May not borrow money, except to the extent permitted by
applicable law;

(5)	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

(7)	May not purchase or sell commodities or commodity contracts
unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling or entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8)	May make loans to other persons, in accordance with the
Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

	The following investment restrictions are not "fundamental" policies of the Fund and may be changed without shareholder approval.

The Fund:

(1)	May not acquire any illiquid securities, such as repurchase
agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid;

(2)	May not purchase securities on margin, make short sales of
securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

(3)	May not acquire securities of other investment companies,
except as permitted by the 1940 Act or any order pursuant thereto;

(4)	May not borrow money, except that the Fund may borrow
money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of Fund securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PORTFOLIO

The Portfolio has adopted the following investment restrictions which may not be changed without approval by the Trustees of the Portfolio and a "majority of the outstanding shares" of the Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a the Portfolio.

The Portfolio:

(1)	May not borrow money, except that the
Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments.

(2)	May make loans to other persons, in
accordance with the Portfolio's investment objective and policies and to the extent permitted by applicable law.

(3)	May not purchase the securities of any
issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or its instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Portfolio's permissible futures and options transactions in U.S. Government securities, positions in options and futures shall not be subject to this restriction; and the Portfolio may invest more than 25% of its total assets in obligations issued by banks, including U.S. banks.

(4)	May not purchase or sell physical
commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

(5)	May not purchase or sell real estate unless
acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

(6)	May not issue any senior securities (as
defined in the 1940 Act), except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
(b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to the Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

(7)	Underwrite securities issued by other
persons except insofar as the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Portfolio may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Portfolio. For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction
(3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PORTFOLIO

In addition, the Portfolio is subject to the following nonfundamental investment restrictions, which may be changed without shareholder approval:

(1)	The Portfolio may not, with respect to 75%
of its assets, hold more than 10% of the outstanding voting securities of any issuer or investment more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

(2)	The Portfolio may not make short sales of
securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio. The Portfolio has no current intention of making short sales against the box.

(3)	The Portfolio may not purchase or sell
interests in oil, gas or mineral leases.

(4)	The Portfolio may not invest more than 10%
of its net assets in illiquid securities.

(5)	The Portfolio many not write, purchase or
sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)	The Portfolio may invest up to 5% of its
total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

The investment objective of the Portfolio is non-fundamental.

For purposes of the Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of an interest on the security.

If a percentage or rating restriction on investment or use of assets is adhered to at the time of purchase, later changes in percentage or ratings resulting from any cause other than actions by the Portfolio will not be considered a violation. If the value of the Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

              BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

	The Trust and the Portfolio are governed by two separate
Boards of Trustees. The Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

JACK W. ABER - Trustee; Professor of Finance, Boston University School of Management since 1972. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998.  From 1990 to
1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG
Funds, Managers Trust I and Managers Trust II. His date of birth is September 23, 1941.

SEAN M. HEALEY1 - Trustee; President and Chief Operating Officer of Affiliated Managers Group, Inc. since October 1999. Director of Affiliated Managers Group, Inc. since May 2001. From April
1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers
Trust II.  His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton
& Putnam since 1977. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds,
Managers Trust I and Managers Trust II.  His date of birth is September
23, 1945.

MADELINE H. MCWHINNEY - Trustee; Member of the Investment
Committee, New Jersey Supreme Court since 1990.  From 1977 to
1994, she was the President of Dale, Elliott & Company, Inc.,
Management Consultants. From 1983 to 1998, she was a Member of the Advisory Board on Professional Ethics, New Jersey Supreme
Court. She has served as a Trustee of the Trust since 1987. She also serves as a Trustee of Managers Trust I and Managers Trust II. Her date of birth is March 11, 1922.

STEVEN J. PAGGIOLI - Trustee; Executive Vice President and
Director, The Wadsworth Group since 1986. Vice President, Secretary and Director of First Fund Distributors, Inc. since 1991. Executive Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. He has served as a Trustee of the Trust since 1993. He also serves as a Trustee of Managers Trust I and Managers Trust II. His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of The Managers Funds since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS - Trustee; Professor of Finance,
University of Massachusetts since 1985. Managing Director, CISDM at the University of Massachusetts since 1994. President and Chief Executive Officer of Schneeweis Partners, LLC since January 2001.
He has served as a Trustee of The Managers Funds since 1987. He also serves as a Trustee of Managers Trust I and Managers Trust II. His date of birth is May 10, 1947.

PETER M. LEBOVITZ - President; President and Chief Executive
Officer of The Managers Funds LLC.  From September 1994 to April
1999, he was Director of Marketing of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC). President of Managers Distributors, Inc. since December 2000. He also serves as President of Managers AMG Funds, Managers Trust I and Managers Trust II. From
June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was
Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Secretary; Director, Finance
and Planning of The Managers Funds LLC (formerly The Managers
Funds, L.P.) since December 1994. Treasurer and Chief Financial Officer of Managers Distributors, Inc. since December 2000. He also serves as Treasurer of Managers AMG Funds and Secretary and
Treasurer of Managers Trust I and Managers Trust II.    From March
1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

PETER M. MCCABE - Assistant Treasurer; Manager, Fund
Administration of The Managers Funds LLC (formerly The Managers Funds, L.P.) since August 1995. Assistant Treasurer of Managers Distributors, Inc. since December 2000. He also serves as Assistant Treasurer of Managers AMG Funds, Managers Trust I and Managers
Trust II. From July 1994 to August 1995, he was a Portfolio Administrator at Oppenheimer Capital, L.P. His date of birth is September 8, 1972.

LAURA A. PENTIMONE - Assistant Secretary; Manager, Legal and Compliance of The Managers Funds LLC (formerly The Managers
Funds, L.P.) since September 1997. Assistant Secretary and Legal/Compliance Officer of Managers Distributors, Inc. since December 2000. She also serves as Assistant Secretary of Managers AMG Funds, Managers Trust I and Managers Trust II. From August
1994 to June 1997, she was a law student.  Her date of birth is
November 10, 1970.
---------------------------------------------------------------------
1Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

TRUSTEES' COMPENSATION

	For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds LLC complex, for the fiscal year ended November 30, 2000, the Trustees were compensated as follows:

	COMPENSATION TABLE:


                                                                                 Total Compensation
                                                                                 From the
                                   Aggregate          Aggregate Compensation     Fund and the
Name of                            Compensation       From Other Funds           Fund Complex
Trustee                            From the Fund (a)  in Complex (b)             Paid to Trustees (c)
--------                           -----------------  -----------------------    ---------------------
Jack W. Aber                         $410                $24,090                      $24,500
William E. Chapman, II               $410                $24,090                      $24,500
Sean M. Healey                       none                   none                         none
Edward K. Kaier                      $410                $24,090                      $24,500
Madeline H. McWhinney                $410                $20,090                      $20,500
Steven J. Paggioli                   $410                $20,090                      $20,500
Eric Rakowski                        $410                $24,090                      $24,500
Thomas R. Schneeweis                 $396                $19,104                      $19,500
---------------------------

(a)	Compensation is calculated for the Fund's fiscal year ended
November 30, 2000. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Compensation is calculated from the Fund's fiscal year ended
November 30, 2000.

(c)	Total compensation includes compensation paid during the 12-
month period ending November 30, 2000 for services as Trustees of The Managers Funds, Managers AMG Funds,
Managers Trust I and Managers Trust II.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

As of March 23, 2001, no entity or person "controlled" (within the meaning of the 1940 Act) the Fund. An entity or person which "controls" the Fund could have effective voting control over the Fund.

As of March 23, 2001, the following persons or entities owned more than 5% of the outstanding shares of the Fund:

	*	Mellon Bank NA	 		13%
	*	Kathleen Watson			 9%
      *     Blackcomb Associates L.P.      5%

MANAGEMENT OWNERSHIP

As of March 23, 2001, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

               MANAGEMENT OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISOR OF THE PORTFOLIO

	Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Chase Manhattan Bank, an affiliate of JPMFAM ("Chase"), served as the adviser to the Portfolio and JPMFAM served as the sub-adviser. The Portfolio's investment advisor is JPMFAM. Prior to February 28, 2001, Chase served as the advisor of the Portfolio. JPMFAM is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and is a registered investment advisor under the Investment Advisers Act of 1940, as
amended.   J. P. Morgan Chase, through the Advisor and other
subsidiaries offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

	The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of certain of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio.

	The Portfolio is managed by employees of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase.

	The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio.

COMPENSATION OF INVESTMENT ADVISOR

	As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.10% of the Portfolio's average daily net assets.

	The fees paid by the Portfolio to Chase for investment advisory services were as follows: For the fiscal year ended August 31, 1998:
$3,711,416; for the fiscal year ended August 31, 1999:  $7,769,214;
for the fiscal year ended August 31, 2000:  $10,632,595.

ADMINISTRATIVE SERVICES FOR THE PORTFOLIO

	The Portfolio has entered into an Administration Agreement
(the "Administration Agreement") with Chase, pursuant to which Chase is responsible for certain administrative and related services provided to the Portfolio. The Administration Agreement may be terminated at any time, without penalty, by the Portfolio's Trustees or Chase, in each case on not more than 60 days' written notice to the other party.

	Under the Administration Agreement, the Portfolio has agreed to pay Chase fees equal to the Portfolio's allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio and other money market funds within the JPMorgan Funds Complex and in accordance with the following annual schedule: 0.10% of the first $100 billion of their aggregate average daily net assets and 0.05% of their aggregate average daily net assets in excess of $100 billion. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the money market funds within the JPMorgan Funds Complex. Chase has contractually agreed through September 7, 2004 to reimburse the Portfolio to the extent that total operating expenses of the Institutional Class Shares of the Portfolio (excluding interest, taxes, extraordinary expenses and expenses relating to the deferred compensation plan of the Portfolio) exceed 0.20% of its average daily net assets.

      The fees paid by the Portfolio to Chase for administration services were as follows: For the fiscal year ended August 31, 1998: $1,855,708; for the fiscal year ended August 31, 1999: $3,884,607; for the fiscal year ended August 31, 2000: $5,316,298.

ADMINISTRATION AND DISTRIBTION SERVBICES FOR THE FUND

     Under an Administration and Shareholder Servicing
Agreement between the Trust and The Managers Funds LLC, The
Managers Funds LLC also serves as Administrator (the "Fund Administrator") of the Trust. Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds
LLC, serves as the distributor of the Fund. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as its Managing Member. AMG is located at Two International Place, 23rd Floor, Boston, Massachusetts 02110. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

     The distribution agreement (the "Distribution Agreement") between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management
Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

FEE WAIVERS AND EXPENSE LIMITATIONS

	From time to time, the Fund Administrator may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from the Fund. The Fund Administrator may decide to waive all or a portion of its fees from the Fund for such reasons as attempting to make the Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the fees payable by the Fund is reflected in the Fees and Expense Information located in the front of the Fund's Prospectus. Existing voluntary fee waivers by the Fund Administrator may be terminated or reduced in amount at any time, and solely at the discretion of the Fund Administrator. Shareholders will be notified of any change at the time that it becomes effective.

	In addition to the fees described above, the Portfolio is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Portfolio's Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, custodian fees and brokerage expenses.

CUSTODIAN AND ACCOUNTING AGENT

	State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts
02110, serves as the Trust's custodian.

	The Bank of New York ("BONY"), One Wall Street, New
York, New York 10286, serves as the Portfolio's custodian and as the fund accounting agent for the Portfolio and the Fund. BONY is responsible for holding the Portfolio's securities and cash and maintaining the books of account and records of portfolio transactions.

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Fund. The Transfer Agent is responsible for maintaining account records detailing the ownership of the shares of the Fund and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

FINANCIAL PROFESSIONALS

	The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Portfolio, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts services by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other services as Morgan or the financial professional clients may reasonably request and agree upon with the financial professional.

	Although there is no sales charge levied directly by the Portfolio, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and will not be remitted to the Portfolio or J.P. Morgan.

INDEPENDENT ACCOUNTANTS

	The Independent Accountants of the Portfolio are
PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York 10036. They are also located at
PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

	PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

     Investors may open accounts with the Fund through their financial planners or investment professionals, or by the Trust in circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from The Managers Funds
LLC.

     Purchase orders received by the Fund before the close of business of the New York Stock Exchange (usually 4:00 p.m. New
York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with The Managers Funds LLC, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

     If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.
Third party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

     Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business day.

     Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by The Managers
Funds LLC on a case-by-case basis.

     If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

     An investor may exchange shares from the Fund into shares of any series of the Trust without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Fund's minimum investment amount. Shareholders should read the Prospectus of the series of the Trust they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of the Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of the Trust will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

     The Fund computes its Net Asset Value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time.
The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value per share of the Fund is equal to the value of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Interests in the Portfolio are valued at the value assigned by the Portfolio.

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends and distributions daily and pays such dividends and distributions monthly as described in the Prospectus.

     If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

	         CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF FUND-IN GENERAL

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least
90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

     Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the

Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

STATE ABD LOCAL TAXES

     The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states, which have income tax laws, might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

OTHER TAXATION

     The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                     PERFORMANCE DATA

	From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See the current Prospectus.

	YIELD QUOTATIONS. As required by the regulations of the SEC, current yield for the Money Market Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Money Market Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

	For the seven calendar days ended November 30, 2000, the current yield and effective yield of the Money Market Fund were 6.13% and 6.32%, respectively.

	TOTAL RETURN QUOTATIONS. As required by the regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $10,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount that would have been received upon redemption. As of December 31, 2000, the Money Market Fund's annualized one-, five- and ten-year total returns were 6.13%, 5.42% and 4.66% (unaudited), respectively.

	Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

	GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its total operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

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	Comparative performance information may be used from time
to time in advertising the Fund's shares, including appropriate market indexes from Lipper, Inc., Micropal, Inc., Ibbotson Associates,
Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

	From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends, (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund, (5) descriptions of investment strategies for the Fund, (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

	The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio.

	Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

	Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective.

	In connection with portfolio transactions for the Portfolio, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

	The Portfolio has a policy of investing only in securities with maturities of less than thirteen months, which policy will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.

	Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated

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broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as a placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

	On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

MASSACHUSETTS BUSINESS TRUST

     The Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

    The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                      DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

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     The Declaration of Trust permits the Trustees to issue an
unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

     The shareholders of the Trust are entitled to one vote for each share on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the

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issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the new series, to the extent required by the 1940 Act.

	Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end investment management company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio.
The Portfolio is a separate registered investment company with substantially the same investment objective as the Fund. Generally, when the Portfolio seeks a vote to change any of its fundamental restrictions or policies, the Fund will hold a shareholder meeting and cast its vote proportionally, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), of the portfolio on matters on which the shares of the Fund shall be entitled to vote.

	The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Trust to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund into another pooled investment entity having the same investment objective and restrictions and policies as the Fund.

	Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require additional withdrawal of the Fund's interest in the Portfolio.
Any such withdrawal could result in a distribution in kind of the Portfolio's portfolio securities, as opposed to a cash distribution, which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or may adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other changes in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

ADDITIONAL INFORMATION

	This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act.
Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington
DC.

     Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional
Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

	The following audited Financial Statements and the Notes to the Financial Statements for the Fund, and the Report of Independent Accountants of PricewaterhouseCoopers LLP are incorporated by reference to this SAI from the annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The following Financial Statements and reports are available without charge by calling The Managers Funds at (800) 835-3879, on The Managers Funds Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

	The Annual Report dated November 30, 2000 for Managers
Money Market Fund was filed with the SEC on January 26, 2001. The accession number for such filing was 0000720309-01-500006.

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                     APPENDIX A

               DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S:

CORPORATE AND MUNICIPAL BONDS

AAA -	Debt rated AAA has the highest ratings assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A -	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB -	Debt rated BB is regarded as having less near-term
vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A -	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -	This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 -	The short-term tax-exempt note rating of SP-2 has satisfactory capacity to pay principal and interest.

MOODY'S:

CORPORATE AND MUNICIPAL BONDS

Aaa -	Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa -	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -	Bonds which are rated A possess many favorable investment
attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -	Bonds which are rated Baa are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have speculative
elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 -	Issuers rated Prime-1 (or related supporting
institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-- 	Leading market positions in well-established
      industries.
-- 	High rates of return on funds employed.
-- 	Conservative capitalization structures with
      moderate reliance on debt and ample asset
      protection.
--	Broad margins in earnings coverage of fixed
      financial charges and high internal cash
      generation.
--	Well established access to a range of
      financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 -	The short-term tax-exempt note rating MIG-1 is the
highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 -	MIG-2 rated notes are of high quality but with
margins of protection not as large as MIG-1.

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